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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 27, 2002
                                                          --------------


                             STUDENT ADVANTAGE, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



        Delaware                          0-26074                04-3263743
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     (State or Other             (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)



     280 Summer Street,  Boston, MA                                02210
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code         (617) 912-2000
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

A.   Dismissal of Independent Accountant

     On June 27, 2002, the Student Advantage, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent accountant. Arthur Andersen had served as the Company's independent accountant since April 11, 2001. Arthur Andersen's report on the Company's financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to dismiss Arthur Andersen was recommended by management and the Company's Audit Committee and was approved by the Company's Board of Directors. During the year ended December 31, 2001 and through June 27, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. During the year ended December 31, 2001 and through June 27, 2002, there have been no "reportable events" as defined in Item 304(a)(v) of Regulation S-K.

     The Company has provided Arthur Andersen with a copy of this Report on Form 8-K and has requested that Arthur Andersen furnish a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen agrees with the above statements. A copy of such letter, dated June 27, 2002, is filed as Exhibit 16 to this Report on Form 8-K.







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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     Letter dated June 27, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 STUDENT ADVANTAGE, INC.
                                      (Registrant)


Date: June 27, 2002              By: /s/ Kenneth S. Goldman
                                     ------------------------------------------
                                     Kenneth S. Goldman, Executive Vice
                                     President and Chief Financial Officer
                                     (Principal Financial and Accounting
                                     Officer)





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                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

   16 Letter dated June 27, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission.